Exhibit 10.3

THE ISSUANCE AND SALE OF THE SECURITIES EVIDENCED BY THIS PURCHASE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 6th day of November, 2013, by and among Eos Petro, Inc., a Nevada corporation (the “Seller”), and LowCal Industries, LLC, a Wyoming limited liability company (“LowCal”) and LowCo [EOS/Petro], LLC, a Wyoming limited liability company (“LowCo,” and collectively referred to herein with LowCal as the “Buyers”).

RECITALS

A. On November 6, 2013, pursuant to a certain Second Amendment to the LowCal Agreements, dated as of November 6, 2013 (the “Second Amendment”), the Seller’s wholly-owned Subsidiary, Eos Global Petro, Inc. (“EOS”) and LowCal have agreed to amend and restate the terms of a certain promissory note to increase the aggregate principal amount of such note to $5,000,000, as is further set forth in the Second Amended and Restated Loan Agreement and Secured Promissory Note between the Company and Secured Party, also dated as of November 6, 2013 (the “Note”);

B. On February 8, 2013, Seller executed a guaranty in favor of LowCal (the “Guaranty”). Furthermore, on April 23, 2013, EOS granted to LowCal a lien on, assignment of and security interest in and to certain oil and gas property rights that are held by EOS pursuant to a Mortgage, Assignment of Production, Security Agreement and Financing Statement (the “Assignment”).

C. Pursuant to the terms and conditions hereof and the Note and Loan Agreement, Seller desires to sell to Buyers, and the Buyers desire to purchase from the Seller at the Closing (as defined below) up to an aggregate of 1,000,000 restricted shares (the “Shares”) of Seller’s common stock, par value $0.0001 per share (the “Common Stock”) for per share par value, or a total purchase price of up to $100.00. LowCal shall pay the purchase price, but desires the Shares to be issued directly to LowCo.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth in this Agreement, the parties agree as follows:

1.                  PURCHASE AND SALE OF THE SHARES.

1.1           Sale of Shares. Subject to the terms and conditions hereof, at the Closing, the Seller agrees to sell to the Buyers and the Buyers agrees to purchase from the Seller, for an aggregate purchase price of US $100.00 (the “Purchase Price”), the Shares, provided however, that total Purchase Price and Share amounts are subject to adjustment, as set forth in Section 6.4 below.

2.                  CLOSING; DELIVERIES

2.1           Closing. Upon the terms and subject to the conditions set forth in Sections 5 and 6 hereof, the closing (the “Closing”) of the sale of the Shares will take place on December 20, 2013 (the “Closing Date”). The Closing shall be held at such time as agreed by the parties at the offices of Seller at 1999 Avenue of the Stars, Suite 2520, Los Angeles, California, 90025, unless another place is agreed to in writing by the parties hereto.

2.2           Deliveries at Closing. As soon as reasonably practicable following the Closing, Seller shall deliver to the LowCo a stock certificate, registered in the name of LowCo, representing the Shares (the “Certificate”). Seller shall also deliver such other instruments and documents to LowCal as are described in Section 5.

3.                  REPRESENTATIONS AND WARRANTIES OF SELLER

Except as: (i) disclosed in the Seller’s documents filed with the Securities and Exchange Commission (the “SEC”); (ii) as set forth in the Disclosure Schedule to be delivered to Buyers on the Closing Date (the “Seller’s Disclosure Schedule”); (iii) disclosed in the representations and warranties of the EOS set forth in the Note and Loan Agreement; or as otherwise (iv) disclosed in the Disclosure Schedule to be delivered to Buyers on the Closing Date by EOS in connection with the Note and Loan Agreement (the “Note Disclosure Schedule”); the Seller represents and warrants to the Buyers as of the Closing Date:

3.1           Organization and Standing; Charter and Bylaws. The Seller is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws. The Seller is qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), results of operation or prospects of the Seller (“Material Adverse Effect”). The Seller has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

3.2           Corporate Power. The Seller has all requisite legal and corporate power and authority to enter into this Agreement, to sell the Shares and to carry out and perform its other obligations under the terms of this Agreement.

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3.3           Capitalization. The authorized capital stock of the Seller is set forth on Schedule 3.3. All issued and outstanding shares of common stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth on Schedule 3.3, there are no warrants, options, subscriptions or other rights or preferences (including conversion or preemptive rights) outstanding to acquire capital stock of Seller, or notes, securities or other instruments convertible into or exchangeable for capital stock of Seller, nor any agreements or understandings with respect to the issuance thereof.

3.4           Authorization. All corporate action on the part of the Seller and its directors, officers and shareholders necessary for the authorization, execution, delivery and performance of all obligations of the Seller under this Agreement and all other documents contemplated hereby and for the authorization, issuance and delivery by the Seller of the Shares has been taken. This Agreement has been duly executed and delivered by the Seller and constitutes the valid and binding obligation of the Seller and is enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

3.5           Validity of Stock. The Shares, when sold and delivered in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, will be free of all mortgages, pledges, liens, leases, encumbrances, charges and adverse claims (“Encumbrances”) and will not be subject to any preemptive rights, rights of first refusal or redemption rights, other than as provided in this Agreement, the Certificate of Designation and in the Articles of Incorporation and Bylaws of the Seller.

3.6           Compliance with Other Instruments. The Seller is not in violation of any term of its Articles of Incorporation or Bylaws, of any provision of any mortgage, indenture, contract, agreement or instrument to which it is a party or by which it or its assets are bound, or any judgment, decree or order binding upon the Seller. The execution, delivery and performance of and compliance with this Agreement, and the delivery of the Shares will not result in any such violation or be in conflict with or constitute a default under any of the terms or provisions of any document described in the first sentence of this section, or result in the creation of any Encumbrance upon any of the properties or assets of the Seller pursuant to any such term or provision. There is no such provision that materially and adversely affects the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of the Seller.

3.7 Securities Laws. The Shares will be issued in full compliance with all applicable federal and state securities laws, and the Seller has obtained all necessary permits and other authorizations or orders of exemption as may be necessary or appropriate under any and all applicable state securities laws with respect to the transactions contemplated herein.

3.8 No Adverse Litigation. The Seller is not a party to any pending litigation which seeks to enjoin or restrict the Seller’s ability to sell or transfer the Shares, nor is any such litigation threatened against the Seller. Furthermore, there is no litigation pending or threatened against the Seller which, if decided adversely to the Seller, could adversely affect the Seller’s ability to consummate the transactions contemplated herein.

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3.9 Consents. No consent, order, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or any person is required to be made or obtained by the Seller in connection with the execution and delivery or the consummation of this Agreement and the transactions contemplated hereby or thereby.

3.10 Title to Property and Assets.

(a) Except as set forth in title documentation delivered to LowCal, EOS owns the properties and assets covered by the Assignment free and clear of all Encumbrances. No Encumbrances, separately or collectively, whether disclosed or undisclosed, materially impair EOS’s ownership or use of such properties. Seller and each of its subsidiaries (“Subsidiaries”) owns its properties and assets free and clear of all Encumbrances, except such Encumbrances (i) that secure borrowings by Seller or (ii) that arise in the ordinary course of business and do not materially impair the Seller’s or such Subsidiary’s ownership or use of such property or assets. There is no pending nor, to the knowledge of Seller, threatened condemnation, eminent domain or similar proceeding with respect to any of the properties covered by the Assignment.

(b) The assets of Seller and each Subsidiary are sufficient to carry on the business of Seller or such Subsidiary as currently conducted.

3.11 Financial Statements.

(a) Seller has furnished to LowCal the consolidated balance sheets of Seller and its Subsidiaries at December 31, 2012 and at June 30, 2013 and the related statements of income, retained earnings and cash flows for the fiscal year and the nine months then ended (the "Financial Statements"). The Financial Statements are in all material respects in accordance with the books and records of Seller and its Subsidiaries (which, in turn are accurate and complete in all material respects), have been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied over the periods covered thereby (except that the Financial Statements do not contain footnotes and the Financial Statement for the nine months ended June 30, 2013, are subject to normal year-end adjustments), and fairly present the financial condition of Seller and its consolidated Subsidiaries as of the date thereof and for the periods covered thereby.

(b) Except as reflected in the Financial Statements or disclosed in its filings with the SEC, neither Seller nor any Subsidiary has any material obligation, expense, liability, claim, deficiency, guarantee or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise, except for current liabilities incurred in the ordinary course of business, consistent with past practice, subsequent to the date of the Financial Statements and the obligations and liabilities contemplated by this Agreement and the exhibits and schedules hereto.

3.12 Taxes. Seller and each Subsidiary has properly filed or extended on a timely basis all material tax returns that it is and was required to file (“Tax Returns”), and all such Tax Returns were true, correct and complete in all material respects. Seller and each Subsidiary has properly paid on a timely basis all taxes due and owing (whether or not shown on its Tax Returns) or, in the case of taxes not yet due, has made adequate provision on the most recent Financial Statement for the payment of all unpaid taxes not yet due and owing for which Seller or a Subsidiary is liable for payment, and the unpaid taxes of Seller and each such Subsidiary will not exceed the amount of such provision. All material taxes that Seller or any Subsidiary is or was required by legal requirements to withhold or collect have been withheld or collected and, to the extent required, have been properly paid on a timely basis to the appropriate governmental authority. Seller and each Subsidiary has complied with all information reporting and back-up withholding requirements in all material respects, including maintenance of the required records with respect thereto, in connection with amounts paid to any employee, independent contractor, creditor or other third party.

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3.13 Compliance with Applicable Laws. Seller and each Subsidiary has complied and is in compliance in all material respects with all material laws, statutes, rules, regulations, ordinances and orders of all governmental entities, agencies or other bodies (“Laws”) applicable to Seller and each Subsidiary and their respective assets, properties and businesses. Neither Seller nor any Subsidiary has received any notice of any asserted material violation of, and none of them has any basis to believe it is not in compliance in all material respects with, any such Laws. No investigation or review by any governmental entity with respect to Seller, any Subsidiary, or any of their respective businesses, assets or properties is pending or, to the knowledge of Seller, has been threatened, nor has any governmental entity indicated an intention to conduct any such investigation or review. Seller and each Subsidiary has filed with all proper authorities all material statements and reports required by any Law to which Seller or such Subsidiary is subject, and Seller and each Subsidiary possesses all material licenses, franchises, permits and governmental authorizations necessary in the conduct of their businesses in the manner in which and in the jurisdictions where Seller or such Subsidiary presently conducts such business. There are no unresolved reports, warning letters or other documents received from or issued by any governmental entity that indicate or suggest a material lack of compliance with applicable regulatory requirements by Seller or any Subsidiary. As used herein, the term “Seller’s knowledge”, “knowledge of Seller” or similar terms shall mean the actual knowledge, or matters that could have been known after due inquiry (including, without limitation, inquiry of other persons within its and its Subsidiaries’ organizations having knowledge of the subject matter and any professionals retained with respect to any such matter), of any officer or director of Seller and each Subsidiary.

3.14 Material Contracts. Seller and each Subsidiary has performed all obligations required to be performed by it to date under each material contract to which it is a party or under which it derives substantial benefits (“Contracts”) and is not (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder. To the knowledge of Seller, each of the parties to the Contracts other than Seller or a Subsidiary has performed all obligations required to be performed by such party to date under the Contracts and is not (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder. Each Contract is a legal, valid and binding obligation of the parties thereto and is in full force and effect.

3.15 Environmental Matters. Neither Seller nor any Subsidiary nor any predecessor of any of them is in material violation of any Environmental Law. For purposes of this Agreement, “Environmental Laws” means any United States federal, state or local laws, regulations and enforceable governmental orders relating to pollution or protection of the environment, human health and safety, or natural resources, including, without limitation the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Sections 9601 et. seq. (“CERCLA”), and the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et. seq. (“RCRA”)

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3.16 Disclosure. No representation or warranty contained in this Agreement, the Note and Loan Agreement, the Assignment or the Guaranty or information furnished by Seller or EOS to Buyers pursuant hereto or in connection with the transaction contemplated by this Agreement, the Note and Loan Agreement, the Guaranty or the Assignment contains any untrue statement of material fact or omits to state a material fact about or concerning it or its Subsidiaries or their respective businesses and assets.

3.17 Representations and Warranties of EOS. Each representation and warranty of EOS and Seller made in the Note and Loan Agreement, the Assignment, the Security Agreement, and the Third Amendment is true and correct all respects.

4.                 REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyers represents and warrants to the Seller as follows:

4.1 LLC Power. The Buyers have all requisite legal and limited liability company power and authority to enter into this Agreement, to purchase the Shares and to carry out and perform their other obligations under the terms of this Agreement.

4.2 Authorization. All corporate action on the part of the Buyers and their directors, officers and shareholders necessary for the authorization, execution, delivery and performance of all obligations of the Buyers under this Agreement and all other documents contemplated hereby has been (or will be) taken prior to the Closing. This Agreement has been duly executed and delivered by the Buyers and constitutes the valid and binding obligation of the Buyers and is enforceable against the Buyers in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

4.3 Investment.

4.3.1 LowCo is acquiring the Shares for its own account, not as a nominee or agent, and not for the beneficial interest of any other person or with a view to, or for resale in connection with, any distribution thereof. Buyers are aware that there are legal and practical limits on LowCo’s ability to sell or dispose of the Shares, and, therefore, the Buyers must bear the economic risk of the investment for an indefinite period of time.

4.3.2 The Buyers understand that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and are not part of a class of securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Buyers understand that the Shares: (i) are being sold to LowCo in reliance on specific exemptions from the registration provisions of the Securities Act and any applicable state securities laws; (ii) are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act; and (iii) may not be sold, transferred or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from registration is available.

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4.3.3 The Buyers have such knowledge and experience in financial and business matters in general and with respect to businesses of a nature similar to the business of the Seller so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Shares. The Buyers acknowledge that the Shares are speculative and involve a high degree of risk, including the potential loss of the LowCal’s investment herein and the Buyers have taken cognizance of and understands the risk factors related to the purchase of the Shares.

4.3.4 The Buyers have been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Seller, to ask questions of and receive answers from representatives of Seller, its officers, directors, employees and agents concerning the terms and conditions of this transaction, its business and prospects, and to obtain any additional information which the Buyers deem necessary to verify the accuracy of the information received.

4.3.5 The Shares were not offered to the Buyers through an advertisement in printed media of general and regular circulation, radio or television.

4.3.6 The Buyers have relied completely on the advice of, or has consulted with, its own personal tax, investment, legal or other advisors and has not relied on the Seller or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, except to the extent such advisors shall be deemed to be as such.

5.                    CONDITIONS TO CLOSING OF THE BUYERS

The obligation of LowCal to purchase and pay for the Shares at the Closing is subject to the fulfillment to LowCal’s satisfaction on or prior to the Closing Date of each of the following conditions:

5.1 Representations and Warranties Correct. The representations and warranties made by the Seller in Section 3 hereof shall be true and correct in all material respects on and as of the Closing Date and the representations and warranties made by EOS in the Note and Loan Agreement hereof shall be true and correct in all material respects on and as of the Closing Date.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement, the Note and Loan Agreement, the Security Agreement and the Third Amendment, to be performed or complied with by the Seller and EOS on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3 Delivery of Shares. Seller shall have delivered certificates representing the Shares to LowCo, duly executed by the appropriate officers of Seller and in good delivery form and bearing no legends or notices other than those specified herein or in the Lock-Up/Leak-Out Agreement dated November 6, 2013.

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5.4 Authorization; Execution and Delivery of Agreements. The execution, delivery and performance of the Note and Loan Agreement, the Security Agreement and this Agreement shall have been duly authorized by all necessary corporate action on the part of EOS and Seller. Such agreements shall be in full force and effect.

6.                   CONDITIONS TO CLOSING OF SELLER.

The obligation of the Seller to sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

6.1 Representations. The representations made by the Buyers in Section 4 hereof shall be true and correct in all material respects on and as of the Closing Date.

6.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by or complied with by the Buyers on or prior to the Closing Date shall have been performed or complied with in all material respects.

6.3 Purchase Price. LowCal shall have paid the Purchase Price.

6.4 Partial Payment. In that event that LowCal makes one or more, but not all, of the $2,500,000 in the aggregate tranche payments set forth in Section 1.1 of the Note for any reason whatsoever by the Closing Date, Seller shall only be obligated to sell to Buyers such an amount of the Shares as is proportional to the payments actually made by LowCal per Section 1.1 of the Note, the Purchase Price shall also be proportionately reduced and in no event shall Seller be obligated to sell to Buyers the full amount of Shares contemplated by this Agreement. By way of example, pursuant to Section 1.1(d) of the Note, LowCal must pay to Eos $250,000, which is 1/10th of $2,500,000, by November 21, 2013. If such payment was not made, the Shares shall also be reduced by 1/10th, or in this example from 1,000,000 to 900,000, and the Purchase Price shall also be reduced by 1/10th, or in the example from $100.00 to $90.00.

7.                CERTAIN COVENANTS

7.1 SEC Filings. For so long as LowCo or its affiliates continue to own the Shares, (i) Seller shall use its commercially reasonable efforts to timely file with the SEC, within the time periods specified in the SEC’s rules and regulations, all quarterly and annual financial information required to be filed with the SEC on Forms 10-Q and 10-K, all current reports required to be filed with the SEC on Form 8-K and any other information required to be filed with the SEC; (ii) Seller shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination and (iii) Seller shall deliver (A) copies of all such filings with the SEC to LowCal within one (1) day after the filing thereof with the SEC, unless the foregoing are filed with the SEC through EDGAR and are immediately available to the public through EDGAR and (B) facsimile copies of all press releases issued by Seller, EOS or any of their respective subsidiaries on the same day as the release thereof, except to the extent any such release is available through Bloomberg Financial Markets (or any successor thereto) contemporaneously with such issuance.

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7.2 Listing. Seller shall use its commercially reasonable efforts to take all actions necessary to remain eligible for quotation of its securities on the OTC Bulletin Board and to cause the common stock of Seller to be quoted thereon, unless listed on another nationally recognized stock exchange, interdealer quotation system or market. Seller shall use its commercially reasonable efforts to promptly secure the listing of all of the Shares upon each national stock exchange, interdealer quotation system or market, if any, upon which shares of common stock are then listed and shall maintain, so long as any other shares of such stock shall be so listed, such listing of the Shares. Seller shall not take any action which would be reasonably expected to result in the suspension or termination of trading of its common stock on the principal market upon which it is traded. Seller shall pay all fees and expenses in connection with satisfying its obligations under this Section 7.2.

8.                 MISCELLANEOUS.

8.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

8.2 Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

8.3 Successors and Assigns. Except as otherwise expressly provided in this Section 8.3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Buyers and the rights, remedies and entitlements of the Buyers under this Agreement may be assigned in full or in part at any time after the date of this Agreement together with some or all the Shares with the prior written consent of the Seller. No such assignment of this Agreement or rights hereunder shall be effective unless the transferee shall be required, as a condition to such transfer, to agree in writing that he or it will receive and hold the Shares subject to the applicable provisions of this Agreement.

8.4 Entire Agreement; Amendment. This Agreement and the other documents referenced herein or delivered pursuant hereto, including, without limitation, the Note and Loan Agreement, and the Third Amendment of even date herewith, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, but only by a written instrument signed by the Seller and the Buyers.

8.5 Notices. All notices and other communications required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) business days following upon deposit with the United States Postal Service, by certified mail, return receipt requested, postage prepaid, or otherwise delivered by hand or by messenger, to the intended recipient as set forth below:

If to the Seller:	1999 Avenue of the Stars, Suite 2520
Los Angeles, California, 90025
Attention: Nikolas Konstant

If to the Buyers:	6119 Greenville Ave
Suite 340
Dallas, TX 75206-1910

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Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner provided in this Agreement.

8.6 Delays or Omissions; Remedies Cumulative. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default under this Agreement, shall impair any such right, power or remedy of such party or be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All of a party’s remedies, either under this Agreement, or by law or otherwise afforded to such party, shall be cumulative and not alternative.

8.7 Payment of Fees and Expenses. Each party shall bear its own expenses and legal fees (and expenses and disbursements of its legal counsel) incurred on its behalf with respect to this Agreement and the transactions contemplated hereby; provided, however, that Seller shall reimburse, or cause EOS to reimburse, Buyers for their legal fees and expenses in connection with the transactions contemplated hereby and by the Note, as set forth in Section 8.10 of the Note.

8.8 Construction of Certain Terms. The titles of the articles, sections, and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Wherever the words “including,” “include” or “includes” are used in this Agreement, they shall be deemed followed by the words “without limitation.” References to any gender shall be deemed to mean any gender. All references herein to the Seller’s knowledge or awareness shall mean the knowledge of the directors, officers and key employees of the Seller.

8.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall not be effective until the execution and delivery between each of the parties of at least one set of counterparts. The parties authorize each other to detach and combine original signature pages and consolidate them into a single identical original. Any of such completely executed counterparts shall be sufficient proof of this Agreement. Facsimile copies of signature pages shall be effective and enforceable as originals.

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8.10 Legends. In addition to any legends required by the Securities Act or any applicable state securities laws, the Seller shall place legends in substantially the following form on the front or back of each certificate evidencing ownership of the Shares:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR EXEMPT FROM REGISTRATION UNDER SUCH ACT.”

8.11 Indemnification by the Seller. The Seller shall indemnify, defend and hold the Buyers and their directors, officers, employees, affiliates and agents (collectively, the “Indemnified Persons”) harmless from and against and in respect of any and all claims, demands, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including, without limitation, interest, penalties, court costs, costs and expenses incurred in enforcing such claims and reasonable attorneys’ fees that any Indemnified Person shall incur or suffer, which arise, result from, or relate to a breach or default by Seller of its representations, warranties or covenants hereunder or under this Agreement, the Note and Loan Agreement, the Third Amendment or the other agreements contemplated thereby.

8.13 Remedies Cumulative; Waiver. No remedy referred to herein or in any exhibit hereto is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Buyers at law or in equity. No express or implied waiver by any party of any default shall be a waiver of any future or subsequent default. The failure or delay of any party in exercising any rights granted to them hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by any party shall not exhaust the same or constitute a waiver of any other right provided herein.

8.14 Timely Performance. Time is of the essence as to the performance of the obligations required of the respective parties under this Agreement.

8.15 Interpretation. No provision of this Agreement is to be interpreted for or against either party because that party or that party’s legal representative drafted such provision.

8.16 Transfer Taxes and Costs. All transfer, documentary, sales, use, stamp, registration and other such taxes and fees (including any penalties and interest) incurred in connection with this Agreement, if any, shall be paid by the Seller when due, and the Seller will, at its own expense, file all necessary tax returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other taxes and fees, and, if required by applicable law, the Buyers will, and will cause its affiliates to, join in the execution of any such tax returns and other documentation.

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8.17 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Seller, the posting by such person of a bond in such reasonable amount as the Seller may direct as indemnity against any claim that may be made against it with respect to such Certificate.

8.18 Judicial Reference. Seller and Buyers acknowledge and agree that any controversy or claim arising out of or relating to this Agreement or any of the Note and Loan Agreement, the Third Amendment or any of the other agreements contemplated thereby, or breach hereof or thereof, shall be resolved by a referee appointed by the Superior Court for the County of Los Angeles, California (“Superior Court”) in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure. In this regard, Seller and Buyers agree that in the event they are unable agree upon a resolution to any such controversy or claim, either party shall have the right to serve a written demand for judicial reference of such claim or controversy on the other party. The two parties shall then negotiate in good faith for a mutually acceptable referee. In the event that parties have not agreed upon a referee within ten (10) business days after written demand for such reference has been made, each party shall submit to the Superior Court the names of up to three nominees for appointment as referee, in accordance with the provisions of Section 640 of the California Code of Civil Procedure. The referee, once agreed upon by the parties or appointed by the Superior Court, shall have full and complete authority to hear and determine any and all of the issues in an action or proceeding, whether of fact or of law, and to report a statement of decision. In connection with such reference procedure, the parties shall have all rights and powers afforded to a civil litigant in the Superior Court, including the ability to conduct full discovery and obtain responses under oath. The referee shall be governed by the rules of civil procedure for actions filed in California superior courts as set forth in the California Code of Civil Procedure, except to the extent the parties stipulate the referee may deviate therefrom. The parties shall evenly divide the cost of the referee’s fees. The referee shall have the power, as part of any award, to include these fees as an element of recovery. The decision of the referee upon the whole issue shall stand as the decision of the Superior Court, and upon the filing of the statement of decision with the clerk of the Superior Court, judgment may be entered thereon in the same manner as if the action had been tried by the Superior Court. Notwithstanding the rights to appeal set forth in Section 645 of the California Code of Civil Procedure, the parties agree that the referee’s award shall be considered final, and not subject to appeal or collateral attack.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

THE BUYERS

LowCal Industries, LLC

a Wyoming limited liability company

By: /s/ Shlomo Lowy

Name: Kinderlach Ltd Co

Its: Managing Member

LowCo [EOS/Petro] LLC

a Wyoming limited liability company

By: /s/ Shlomo Lowy

Name: LowCo LLC

Its: Managing Member

THE SELLER EOS PETRO, INC. a Nevada corporation By: /s/ Nikolas Konstant Name: Nikolas Konstant Its: Chairman and CFO

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